Exhibit 10.10

FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 20, 2013 (the “Effective Date”), amends the Receivables Purchase Agreement dated as of June 28, 2013 (the “Receivables Purchase Agreement”), and is made by and among the Sellers party thereto, Enbridge Energy Partners, L.P., a Delaware limited partnership, as the Collection Agent, and Enbridge Receivables (U.S.) L.L.C., a Delaware limited liability company (the “Buyer”). All initially-capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Receivables Purchase Agreement unless the context clearly indicates otherwise.

WHEREAS, pursuant to the terms of the Receivables Purchase Agreement, (i) the maximum amount of Eligible Receivables permitted to be sold by the Participating Sellers on the Initial Closing Date was $350,000,000.00 and (ii) the maximum amount of Eligible Receivables permitted to be sold by the Participating Sellers on the Follow-On Closing Dates occurring on July 31, 2013 and August 30, 2013 was $350,000,000.00 less the dollar amount of any Uncollected Receivables;

WHEREAS, in accordance with Section 5.5 of the Receivables Purchase Agreement, the following entities became Sellers effective August 30, 2013 upon delivery of executed Joinder Agreements and compliance with the other requirements of the Receivables Purchase Agreement: Enbridge Pipelines (East Texas) L.P., Enbridge Gathering (North Texas) L.P., Enbridge Pipelines (North Texas) L.P., Enbridge G & P (North Texas) L.P., Enbridge Pipelines (Texas Intrastate) L.P., Enbridge Pipelines (Texas Gathering) L.P., Enbridge G & P (Oklahoma) L.P., Enbridge Pipelines (Bakken) L.P., Enbridge Rail (North Dakota) L.P., Enbridge Partners Risk Management, L.P., Enbridge Liquids Marketing (North Texas) L.P., Enbridge Marketing (North Texas) L.P., Enbridge Pipelines (Texas Liquids) L.P., Enbridge Pipelines (Oklahoma Transmission) L.L.C. and Enbridge Pipelines (Louisiana Liquids) L.L.C.;

WHEREAS, the parties to the Receivables Purchase Agreement wish to increase the maximum amount of Eligible Receivables that may be sold by the Participating Sellers and purchased by the Buyer on each Follow-On Closing Date occurring on or after September 30, 2013; and

WHEREAS, for each Follow-On Closing Date occurring on or after September 30, 2013, the parties to the Receivables Purchase Agreement wish to remove the requirement that the only Receivables sold pursuant to the Receivables Purchase Agreement be Receivables of Obligors that are Investment Grade, and give the Buyer the right to refuse to purchase Receivables of Obligors that are not Investment Grade.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as of the Effective Date as follows:

Section 1. Definitions.

(a) The definition of “Closing Date” as set forth in the Definitions section of the Receivables Purchase Agreement is hereby eliminated in its entirety and the following substituted in place thereof:

“ “Closing Date” means the Initial Closing Date, the September 2013 Closing Date and each other Follow-On Closing Date.”

(b) The definition of “Eligible Receivable” as set forth in the Definitions section of the Receivables Purchase Agreement is hereby eliminated in its entirety and the following substituted in place thereof:

“ “Eligible Receivable” means, (a) on the Initial Closing Date and on each Follow-On Closing Date prior to the September 2013 Closing Date, a Receivable (i) that is not a Delinquent Receivable and (ii) the Obligor of which is Investment Grade and (b) on the September 2013 Closing Date and on each Follow-On Closing Date thereafter, a Receivable that is not a Delinquent Receivable.”

(c) The definition of “Follow-On Maximum Purchase Amount” as set forth in the Definitions section of the Receivables Purchase Agreement is hereby eliminated in its entirety and the following substituted in place thereof:

“ “Follow-On Maximum Purchase Amount” means, on any Follow-On Closing Date, an amount equal to the Maximum Purchase Amount less the dollar amount of any Uncollected Receivables as of such Follow-On Closing Date.”

(d) The definition of “Maximum Purchase Amount” as set forth in the Definitions section of the Receivables Purchase Agreement is hereby eliminated in its entirety and the following substituted in place thereof:

“ “Maximum Purchase Amount” means (a) on the Initial Closing Date and on each Follow-On Closing Date prior to the September 2013 Closing Date, $350,000,000.00 and (b) on the September 2013 Closing Date and on each Follow-On Closing Date thereafter, $450,000,000.00.”

(e) The Definitions section of the Receivables Purchase Agreement is hereby amended to add the following defined term:

“ “September 2013 Closing Date” means the Follow-On Closing Date occurring on September 30, 2013.”

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Section 2. Maximum Purchase Amount.

(a) Section 1.1(a) of the Receivables Purchase Agreement is hereby eliminated in its entirety and the following substituted in place thereof:

“(a) each Eligible Receivable owned by such Participating Seller on the Initial Closing Date; provided, however, that the aggregate Outstanding Balance of Eligible Receivables sold by all of the Participating Sellers and purchased by the Buyer on the Initial Closing Date shall not exceed the Maximum Purchase Amount; and”.

(b) Section 1.2 of the Receivables Purchase Agreement is hereby eliminated in its entirety and the following substituted in place thereof:

“ Section 1.2. Agreement to Purchase and Sell After the Initial Closing Date. On the terms and subject to the conditions set forth in this Agreement, each Participating Seller hereby agrees to sell, convey, transfer and assign to the Buyer, and the Buyer hereby agrees to purchase from each Participating Seller, on each Follow-On Closing Date, all of such Participating Seller’s right, title and interest in and to (without duplication):

(a) each Eligible Receivable owned by such Participating Seller on such Follow-On Closing Date; provided, however, that the aggregate Outstanding Balance of Eligible Receivables sold by all of the Participating Sellers and purchased by the Buyer on any such Follow-On Closing Date shall not exceed the Follow-On Maximum Purchase Amount; and

(b) with respect to all of the foregoing Eligible Receivables, all of the Related Rights.”

Section 3. Non-Investment Grade Obligors. Article I of the Receivables Purchase Agreement is hereby amended by adding a new Section 1.7 as follows:

“Section 1.7. Non-Investment Grade Obligors. Notwithstanding Section 1.2, the Buyer, in its sole discretion, shall have the right on any Follow-On Closing Date after the September 2013 Closing Date to refuse to purchase all, but not less than all, of the Eligible Receivables of any Obligor or all Obligors that are not Investment Grade as of such Follow-On Closing Date; provided, however, that the Buyer shall not be entitled to exercise such right on any Follow-On Closing Date unless the Buyer has provided the Participating Sellers with written notice thereof no later than the first Business Day after the previous Follow-On Closing Date, which notice shall identify the Obligor(s) with respect to which the Buyer is exercising its right pursuant to this Section 1.7.”

Section 4. Miscellaneous.

(a) Facsimiles; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

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(b) Ratification. Except as amended hereby, the Receivables Purchase Agreement shall remain in full force and effect as previously executed, and each of the parties hereby ratifies the Receivables Purchase Agreement as amended hereby.

(c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS OR RULES (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO APPLY.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

Enbridge Receivables (U.S.) L.L.C. as the Buyer

By:	/s/ Wanda M. Opheim
	Name:	Wanda M. Opheim
	Title:	Vice President

Enbridge Energy Marketing, L.L.C. as Seller

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Marketing (U.S.) L.P., as Seller

By:	Enbridge Marketing (U.S.) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	Treasurer and Chief Financial Officer

Enbridge Energy, Limited Partnership, as Seller

By:	Enbridge Pipeline (Lakehead) L.L.C., its managing general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

[Signature Page to First Amendment to Receivables Purchase Agreement]

ELTM, L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge G&P (East Texas) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Pipelines (Ozark) L.L.C. as Seller

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Pipelines (North Dakota) LLC as Seller

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

[Signature Page to First Amendment to Receivables Purchase Agreement]

Enbridge Storage (Cushing) L.L.C. as Seller

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Pipelines (East Texas) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Gathering (North Texas) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Pipelines (North Texas) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

[Signature Page to First Amendment to Receivables Purchase Agreement]

Enbridge G & P (North Texas) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Pipelines (Texas Intrastate) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Pipelines (Texas Gathering) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge G & P (Oklahoma) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

[Signature Page to First Amendment to Receivables Purchase Agreement]

Enbridge Pipelines (Bakken) L.P. as Seller

By:	Enbridge Pipelines (Bakken) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Rail (North Dakota) L.P. as Seller

By:	Enbridge Storage (North Dakota) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Partners Risk Management, L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Liquids Marketing (North Texas) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

[Signature Page to First Amendment to Receivables Purchase Agreement]

Enbridge Marketing (North Texas) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Pipelines (Texas Liquids) L.P. as Seller

By:	Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Pipelines (Oklahoma Transmission) L.L.C. as Seller

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

Enbridge Pipelines (Louisiana Liquids) L.L.C. as Seller

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

[Signature Page to First Amendment to Receivables Purchase Agreement]

Enbridge Energy Partners, L.P., as the Collection Agent

By:	Enbridge Energy Management, L.L.C., as delegate of Enbridge Energy Company, Inc., its general partner

By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

[Signature Page to First Amendment to Receivables Purchase Agreement]

Schedule II

List of Participating Sellers as of September 23, 2013

Enbridge Energy Marketing, L.L.C.

Enbridge Marketing (U.S.) L.P.

Enbridge Energy, Limited Partnership

Enbridge Pipelines (East Texas) L.P.

Enbridge G & P (Oklahoma) L.P.

Enbridge Pipelines (Bakken) L.P.

Enbridge Rail (North Dakota) L.P.

ELTM, L.P.

Enbridge G&P (East Texas) L.P.

Enbridge Pipelines (Ozark) L.L.C.

Enbridge Pipelines (North Dakota) LLC

Enbridge Storage (Cushing) L.L.C.